Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material Under Rule 14a-12

PharmaCyte Biotech, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐       Fee previously paid with preliminary materials.

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PHARMACYTE BIOTECH, INC.
3960 Howard Hughes Parkway, Suite 500

Las Vegas, Nevada 89169

(917) 595-2850

November [   ], 2022

To Our Stockholders:

You are cordially invited to attend the 2022 annual meeting of stockholders of PharmaCyte Biotech, Inc. (“PharmaCyte”) to be held at 10:00 a.m. EST on Wednesday, December 28, 2022.

We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet due to the public health impact of COVID-19 and because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://virtualshareholdermeeting.com/PMCB2022. You will not be able to attend the annual meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about PharmaCyte that you should consider when you vote your shares are described in the accompanying proxy statement.

At the annual meeting, five persons will be elected to our board of directors. In addition, we will ask stockholders to approve the PharmaCyte Biotech, Inc. 2022 Equity Incentive Plan, to approve a proposed amendment to the PharmaCyte Articles of Incorporation, as amended (the “Charter”) to effect a reverse stock split of common stock at a ratio between 1-for-5 and 1-for-20 (or any number in between), to approve a proposed amendment to the Charter to increase the number of authorized shares of common stock from 33,333,334, to 133,333,334, to ratify the appointment of Armanino LLP as our independent registered public accounting firm for our fiscal year ending April 30, 2023, to approve the compensation of our named executive officers as disclosed in this proxy statement, and to vote on the frequency of holding an advisory vote on the compensation of our named executive officers. Our board of directors recommends the approval of each of the first five proposals, makes no recommendation with respect to the advisory vote to approve the compensation of our named executive officers, and recommends a vote for a frequency of voting on executive compensation every year. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.

Thank you for your continued support of PharmaCyte. We look forward to seeing you at the annual meeting.

Sincerely, Joshua N. Silverman Interim Chairman, Interim Chief Executive Officer and Interim President

PHARMACYTE BIOTECH, INC.
3960 Howard Hughes Parkway, Suite 500

Las Vegas, Nevada 89169

(917) 595-2850

November [   ], 2022

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. EST

DATE: December 28, 2022

ACCESS: This year’s annual meeting will be held virtually via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting https://virtualshareholdermeeting.com/PMCB2022 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 3.

PURPOSES:

1.	To elect five directors to serve one-year terms expiring in 2023;

2.	To approve the PharmaCyte Biotech, Inc. 2022 Equity Incentive Plan;

3.	To approve a proposed amendment to the PharmaCyte Biotech, Inc. articles of incorporation, as amended (the “PharmaCyte Charter”) to effect a reverse stock split of common stock at a ratio between 1-for-5 and 1-for-20 (or any number in between);

4.	To approve a proposed amendment to the PharmaCyte Charter to increase the number of authorized shares of common stock from 33,333,334 to 133,333,334;

5.	To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2023;

6.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;

7.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our named executive officers; and

8.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of PharmaCyte Biotech, Inc. common stock at the close of business on November 8, 2022. A list of stockholders of record will be available electronically at the annual meeting and during the 10 days prior to the annual meeting.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.

BY ORDER OF OUR BOARD OF DIRECTORS Joshua N. Silverman Interim Chairman, Interim Chief Executive Officer and Interim President

Appendix

Appendix A - TEXT OF PHARMACYTE BIOTECH, INC. 2022 EQUITY INCENTIVE PLAN

Appendix B - TEXT OF AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

Appendix C - TEXT OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

PHARMACYTE BIOTECH, INC.
3960 Howard Hughes Parkway, Suite 500

Las Vegas, Nevada 89169

PROXY STATEMENT FOR THE PHARMACYTE BIOTECH, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 28, 2022

This proxy statement, along with the accompanying notice of 2022 annual meeting of stockholders, contains information about the 2022 annual meeting of stockholders of PharmaCyte Biotech, Inc. including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. EST on Wednesday, December 28, 2022. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://virtualshareholdermeeting.com/PMCB2022. You will not be able to attend the annual meeting in person.

In this proxy statement, we refer to PharmaCyte Biotech, Inc. as “PharmaCyte,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.

On or about November [ ], 2022, we expect to begin sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our annual report for the fiscal year ended April 30, 2022, which includes our financial statements for the same period.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 28, 2022

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our annual report for the fiscal year ended April 30, 2022 to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended April 30, 2022, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at ir.pharmacyte.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Interim President, PharmaCyte Biotech, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors (the “Board”) is soliciting your proxy to vote at the 2022 annual meeting of stockholders to be held virtually, on Wednesday, December 28, 2022, at 10:00 a.m. EST and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 because you owned shares of our common stock on the record date. We intend to commence distribution of proxy materials to stockholders on or about November [ ], 2022.

Why Are You Holding a Virtual Annual Meeting?

Due to the continuing public health impact of COVID-19 and to support the health and well-being of our stockholders, this year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our Board or management, as time permits.

How do I access the Virtual Annual Meeting?

The annual meeting will be held at 10:00 a.m. EST on Wednesday, December 28, 2022. This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to https://virtualshareholdermeeting.com/PMCB2022 shortly before the meeting time, and enter your 16 digit control number, name and email address to log into the virtual meeting. If you miss the annual meeting, you can view a replay of the Webcast at https://virtualshareholdermeeting.com/PMCB2022 24 hours after the meeting takes place until December 28, 2023. You need not attend the annual meeting in order to vote.

Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?

During the virtual annual meeting, you may only submit questions in the question box provided at https://www.virtualshareholdermeeting.com/PMCB2022. Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, subject to time constraints.

What Happens if There Are Technical Difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the annual meeting website log-in page.

Who May Vote?

Only stockholders of record at the close of business on November 8, 2022 (the “Record Date”) will be entitled to vote at the annual meeting. On the Record Date, there were 19,526,944 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

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If on the Record Date your shares of our common stock were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC, then you are a stockholder of record.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, whether your shares should be voted for one year, two years, three years or abstain with respect to the frequency of voting on the compensation of our named executive officers, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.

If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below.

•	During the meeting. You may vote your shares electronically through the portal at the virtual annual meeting. Even if you plan to attend the annual meeting virtually, we encourage you to vote in advance by telephone, through the Internet or by mail so that your vote will be counted in the event you later decide not to attend virtually the annual meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 27, 2022.

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If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and vote your shares online at the time of the meeting.

How Does Our Board Recommend that I Vote on the Proposals?

Our Board recommends that you vote as follows:

☐	“FOR” the election of the nominees for director;

☐	“FOR” the approval of the PharmaCyte Biotech, Inc. 2022 Equity Incentive Plan (the “2022 Plan”);

☐	“FOR” the amendment to PharmaCyte’s Articles of Incorporation, as amended (the “PharmaCyte Charter”) to effect a reverse stock split of common stock at a ratio between 1-for-5 and 1-for-20 (or any number in between);

☐	“FOR” the amendment to the PharmaCyte Charter to approve a proposed amendment to the Charter to increase the number of authorized shares of common stock from 33,333,334 to 133,333,334;

☐	“FOR” the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for our fiscal year ending April 30, 2023;

☐	“FOR” holding an advisory vote on the compensation of our named executive officers every year.

Our Board makes no recommendation with respect to the advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

☐	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

☐	by re-voting by Internet or by telephone as instructed above;

☐	by notifying PharmaCyte’s Interim President in writing before the annual meeting that you have revoked your proxy; or

☐	by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

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What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the amendments to the PharmaCyte Charter (Proposals No. 3 and 4 of this proxy statement) and ratification of the appointment of our independent registered public accounting firm (Proposal No. 5 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal No. 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 2: Approve Adoption of the 2022 Plan

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the adoption of the 2022 Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 3: Approve Amendment to PharmaCyte Charter to Effect Reverse Stock Split

The affirmative vote of a majority of the Company’s outstanding common stock is required to approve the amendment to the PharmaCyte Charter. Abstentions and broker non-votes, if any, will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

Proposal No. 4: Approve Amendment to PharmaCyte Charter to Increase Authorized Shares

The affirmative vote of a majority of the Company’s outstanding common stock is required to approve the amendment to the PharmaCyte Charter. Abstentions and broker non-votes, if any, will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

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Proposal No. 5: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Armanino LLP as our independent registered public accounting firm for the year ended April 30, 2023, the audit committee of our Board (the “Audit Committee”) will reconsider its selection.

Proposal No. 6: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee of our Board (the “Compensation Committee”) and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal No. 7: Approve an Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers

The frequency of holding an advisory vote on the compensation of our named executive officers — every year, every two years or every three years — receiving the majority of votes cast will be the frequency approved by our stockholders. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes, as well as abstentions, will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and our Board will review the voting results and take them into consideration when determining the frequency of holding an advisory vote on the compensation of our named executive officers for the next six years.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.  In addition, we are required to file on a Current Report on Form 8-K no later than the earlier of one hundred fifty calendar days after the annual meeting or sixty calendar days prior to the deadline for submission of stockholder proposals set forth on page 48 of this proxy statement under the heading “Stockholder Proposals and Nominations for Director” our decision on how frequently we will include a stockholder vote on the compensation of our named executive officers in our proxy materials.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

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We have engaged Kingsdale Shareholder Services US LLC (“Kingsdale”) to assist in soliciting proxies on our behalf. Kingsdale may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale a fee of $9,500 plus $6.00 per telephone call or QuickVote for its services. QuickVote is a service that allows Kingsdale to record the votes of certain of our stockholders. We have also agreed to reimburse Kingsdale for its reasonable out-of-pocket expenses and to indemnify Kingsdale and its employees against certain liabilities arising from or in connection with the engagement. If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Kingsdale:

Strategic Shareholder Advisor and Proxy Solicitation Agent

745 Fifth Avenue, 5th Floor, New York, NY 10151

North American Toll Free Phone:

1-866-851-3212

Email: contactus@kingsdaleadvisors.com

Call Collect Outside North America: 646-854-7795

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one third of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to https://www.virtualshareholdermeeting.com/PMCB2022 shortly before the meeting time, and enter your 16 digit control number, name and email address to log into the virtual meeting. If you miss the annual meeting, you can view a replay of the Webcast at https://www.virtualshareholdermeeting.com/PMCB2022 24 hours after the meeting takes place until December 28, 2023. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple PharmaCyte stockholders live in your household. This practice, which has been approved by the U.S. Securities and Exchange Commission (the “SEC”), is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our Interim President at: 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, Attention: Interim President. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

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Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to www.proxyvote.com and following the instructions provided.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of November 1, 2022 for (a) the executive officers named in the Summary Compensation Table on page 19 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of November 1, 2022 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders.

Under the terms of certain of our outstanding warrants, holders may not exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of our common stock which would exceed 4.99% or 9.99%, as applicable, of our then outstanding common stock following such exercise, excluding for purposes of such determination common stock issuable upon exercise of the warrants which have not been exercised. The number of shares of common stock beneficially owned do not reflect these limitations.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o PharmaCyte Biotech, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169. Percentage of ownership is based on 19,526,944 shares of common stock outstanding on November 1, 2022.

	Shares Beneficially Owned (1)
Name and Address	Number	Percent
5%+ Stockholders:
Richard Abbe (1) (2)	1,669,869	8.55%
Entities affiliated with Iroquois Capital Management, LLC (1)	1,517,499	7.77%
Entities affiliated with Sabby Management, LLC (3)	1,260,928	6.46%
Entities affiliated with Intracoastal Capital LLC (4)	1,355,129	6.94%
Entities affiliated with Shay Capital LLC (5)	1,037,882	5.32%
Directors, Director Nominees and Named Executive Officers:
Kenneth L. Waggoner (6)	38,000	*
Gerald W. Crabtree (7)	16,600	*
Joshua N. Silverman	50,000	*
Carlos A. Trujillo (8)	20,400	*
Jonathan L. Schechter	50,000	*
Daniel C. Allen	260,000	1.33%
Michael M. Abecassis (9)	4,471	*
Daniel S. Farb	714,570	3.66%
Robert Weinstein	0	*
Wayne R. Walker	0	*
All current directors, director nominees and current executive officers as a group (eight persons)	1,099,441	5.63%

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*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Includes (i) 1,321,499 shares and (ii) 196,000 shares underlying warrants owned by Iroquois Master Fund Ltd. (“Iroquois Master Fund”). This information is based solely on the Schedule 13D/A filed with the SEC by Richard Abbe, Kimberly Page, Iroquois Master Fund, Iroquois Capital Management, LLC (“Iroquois Capital”) and certain other related parties not meeting the 5% threshold (collectively, the “Iroquois Parties”) on August 15, 2022. The Iroquois Parties made a single, joint filing to reflect the formation of a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Page serves as a director of Iroquois Master Fund. Iroquois Capital serves as the investment manager for Iroquois Master Fund, and Mr. Abbe serves as the president of Iroquois Capital. Each Iroquois Party disclaims beneficial ownership of the shares that he, she or it does not directly own and except to the extent of his, her or its pecuniary interest therein. The address of the Iroquois Parties is 2 Overhill Road, Suite 400, Scarsdale, New York 10583.

(2)	Includes (i) 68,370 shares and (ii) 84,000 shares issuable upon the exercise of warrants owned by Iroquois Capital Investment Group LLC, for which Mr. Abbe serves as managing member.

(3)	This information is based on the Schedule 13G/A filed with the SEC on January 4, 2022 by Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Mintz (collectively, “Sabby”). Sabby reported sole and shared voting and sole and shared dispositive power of 1,260,928 shares of common stock. Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. Hal Mintz is the Manager of Sabby Management, LLC and in such capacity has the right to vote and dispose of the securities held by Sabby Volatility Warrant Master Fund, Ltd. The address of Sabby is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.

(4)	This information is based on the Schedule 13G/A filed with the SEC on February 11, 2022 by Mitchell P. Kopin, Daniel B. Asher and Intracoastal Capital LLC (“Intracoastal”). The 1,355,129 shares consist of (i) 731,482 shares of common stock held by Intracoastal and (ii) 623,647 shares of common stock issuable upon exercise of warrants held by Intracoastal. Mr. Kopin is the manager of Intracoastal. The address of Mr. Kopin and Intracoastal is c/o Intracoastal Capital, LLC, 245 Palm Trail, Delray Beach, Florida 33483. The address of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604.

(5)	This information is based on the Schedule 13G filed with the SEC on October 20, 2022 by Shay Capital LLC and Shay Capital Holdings LLC (collectively, “Shay”). These shares are owned by Shay Capital LLC, of which Shay Capital Holdings LLC is the sole manager. The address of Shay is 280 Park Avenue, 5th Floor West, New York, NY 10017.

(6)	Includes 15,000 shares issuable upon the exercise of options to purchase common stock and 23,000 shares upon the vesting of restricted stock units. Mr. Waggoner resigned from all positions with the Company effective October 6, 2022.

(7)	Includes 5,000 shares issuable upon the exercise of options to purchase common stock and 11,600 shares upon the vesting of restricted stock units. Mr. Crabtree resigned from all positions with the Company effective October 12, 2022.

(8)	Includes 10,000 shares issuable upon the exercise of options to purchase common stock and 10,400 shares upon the vesting of restricted stock units.

(9)	Includes 1,670 shares issuable upon the exercise of options to purchase common stock and 2,801 shares upon the vesting of restricted stock units.

11

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board

On November 14, 2022, our Board accepted the recommendation of the nominating committee of the Board (the “Nominating Committee”) and voted to nominate Joshua N. Silverman, Jonathan L. Schechter, Michael M. Abecassis, Robert Weinstein and Wayne R. Walker for election at the annual meeting for a term of one year to serve until the 2023 annual meeting of stockholders, and until their respective successors have been elected and qualified. Daniel C. Allen and Daniel S. Farb will not be standing for re-election at the annual meeting.

Set forth below are the names of the current directors and director nominees, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of November 1, 2022. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Joshua N. Silverman	52	Interim Chairman, Interim Chief Executive Officer and Interim President
Jonathan L. Schechter	48	Director
Daniel C. Allen	47	Director
Michael M. Abecassis	64	Director
Daniel S. Farb	48	Director
Robert Weinstein	62	Director
Wayne R. Walker	63	Director Nominee

Our Board has reviewed the materiality of any relationship that each of our directors has with PharmaCyte, either directly or indirectly. Based upon this review, our Board has determined that the following members of our Board are “independent directors” as defined by The Nasdaq Stock Market: Jonathan L. Schechter, Daniel C. Allen, Michael M. Abecassis, Daniel S. Farb and Robert Weinstein. The Board has also determined that, if elected, Wayne R. Walker would also be an “independent director” as defined by The Nasdaq Stock Market.

Joshua Silverman has served as a director of the Company since August 2022 and currently serves as Chairman of the Board. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a principal and managing partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the president of the United States. Mr. Silverman currently serves as a director of AYRO, Inc., MYMD Pharmaceuticals, Inc., Synaptogenix, Inc. and Petros Pharmaceutical, Inc., all of which are public companies. He previously served as a director of Marker Therapeutics, Inc. from 2016 until 2018 and Protegenics Therapeutics, Inc. from 2016 to 2022. Mr. Silverman received his B.A. from Lehigh University in 1992.

Jonathan L. Schechter has served as a director of the Company since August 2022. Mr. Schechter has served as the Director of Investment Banking at Chardan Capital Markets, a full service investment bank, since February 2008. He has served as a partner of The Special Equities Group, a division of Dawson James Securities, Inc., a full-service investment bank specializing in healthcare, biotechnology, technology, and clean-tech sectors, since April 2021. Mr. Schechter is one of the founding partners of The Special Equities Opportunity Fund, a long-only fund that makes direct investments in micro-cap companies, and has served in this capacity since August 2019. He currently serves on the board of directors of Synaptogenix, Inc., a clinical-stage biopharmaceutical company, and previously served as a director of DropCar, Inc. He has received formal education in finance and accounting and has extensive experience analyzing and evaluating the financial statements of public companies. Mr. Schechter earned his A.B. in Public Policy/Political Science from Duke University and his J.D. from Fordham University School of Law. Mr. Schechter was chosen as a director of PharmaCyte because of his lengthy public company, legal and investment banking experience.

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Daniel C. Allen has served as a director of the Company since August 2022. Mr. Allen has served as the Managing Partner of Corona Park Investment Partners, a firm he founded, since 2013. Mr. Allen has also served as the Executive Chairman of Zagg, a global leader in mobile accessories and technologies, since acquiring the business in a take private transaction in 2021. Zagg owns leadings brands including Invisible Shield screen protectors, Gear4 mobile phone cases and mobile power accessories. Mr. Allen previously served as Executive Chairman of Printronix, a global leader in industrial printers. He has also served as a director of publicly traded SharpSpring, Inc. prior to its acquisition. Prior to forming Corona Park Investment Partners, Mr. Allen worked for nearly a decade at Bain Capital, where he led more than a dozen investments in venture and late-stage technology companies. He also served as a strategy consultant at McKinsey and Company. He received an undergraduate degree in Economics from Harvard College and an M.B.A. from Harvard Business School. Mr. Allen was chosen as a director of PharmaCyte because of his public company and financial expertise.

Michael M. Abecassis, MD has served as a director of the Company since July 2017. Since November 2019, Dr. Abecassis has been Dean of the University of Arizona College of Medicine – Tucson. and following postgraduate training in at the University of Toronto, Dr. Abecassis began his professional career as Assistant Professor of Surgery and Director of Liver Transplantation and Hepatobiliary Surgery at the University of Iowa. In 1992, Dr. Abecassis became Northwestern University’s Director of Liver Transplantation, where he initiated Northwestern’s liver transplant program. In 2004, Dr. Abecassis was named Chief of the Division of Transplantation at the Feinberg School of Medicine, and the James Roscoe Miller Distinguished Professor with Tenure at Feinberg. He then became Founding Director of the Comprehensive Transplant Center at Northwestern in 2009. Hewas appointed Dean for Clinical Affairs at the Feinberg School of Medicine in 2008, serving until 2011. Dr. Abecassis received continuous funding from the National Institutes of Health (“NIH”) for 20+ consecutive years as principal investigator in research studies that include both laboratory and clinical studies. Dr. Abecassis is a member in good standing of several important professional societies, including the Society of University Surgeons and the American Surgical Association, and was elected President of the American Society of Transplant Surgeons from 2010-2011. He has served on the Editorial Boards of major scientific journals related to the fields of Hepato-pancreatico-biliary (HPB) and transplant surgery. He has served as a member of NIH grant study sections and special emphasis panels relating to both transplantation and virology. He served as a permanent member of the National Institute of Allergy and Infectious Diseases study section for career development and training grants. Dr. Abecassis has been a course director for the American Society of Transplant Surgeons Leadership Development Program for the Advanced Leader Development Program in 2013 at Northwestern’s Kellogg School of Management. He was a voting member of the Medicare Coverage Advisory Committee and served on the United HealthCare Group Physician Advisory Board on Healthcare Performance and Quality. Dr. Abecassis has been a member of various local, regional and national regulatory committees and has published seminal papers on both the regulatory and financial aspects of transplantation, including the Healthcare Reform and the Affordable Care Act. Dr. Abecassis received his Medical Degree from the University of Toronto in 1983 and was awarded a Master of Business Administration degree from the Kellogg School of Management at Northwestern University in 2000. Dr. Abecassis was also a co-founder of Transplant Genomics Inc., a company focused on developing, validating and commercializing molecular biomarkers for transplant rejection, and currently a subsidiary of Eurofins Diagnostics. Dr. Abecassis was chosen as a director of PharmaCyte because of the combination of his clinical training and experience in HPB diseases – e.g. liver and pancreatic cancer, his research background in related areas, and in regulatory and business aspects of translation and commercialization of research efforts.

Daniel S. Farb has served as a director of the Company since August 2022. He is currently the President of Mill Pond Capital and has served in this capacity since November 2019.  Previously, Mr. Farb served as a director of Meg Energy Corp. from December 2017 to July 2018 and worked as an analyst and portfolio manager at Highfields Capital Management from August 2001 to February 2019. Mr. Farb has also worked at Goldman, Sachs & Co. in the Mergers & Acquisitions and Principal Investment Groups. Mr. Farb is a graduate of Harvard Business School and holds a Bachelor of Commerce Degree from McGill University. Mr. Farb was chosen as a director of PharmaCyte because of his public company and financial expertise.

Robert Weinstein has served as a director of the Company since November 2022. Mr. Weinstein has served as chief financial officer of Synaptogenix, Inc. since October 2013. In addition, Mr. Weinstein performs work as a consultant for Petros Pharmaceuticals, Inc. He has extensive accounting and finance experience, spanning more than 30 years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. From September 2011 to the present, Mr. Weinstein has also been an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. From March 2010 to August 2011, he was the chief financial officer of Green Energy Management Services Holdings, Inc., an energy consulting company. From August 2007 to February 2010, Mr. Weinstein served as chief financial officer of Xcorporeal, Inc., a development-stage medical device company which was sold in March 2010 to Fresenius Medical USA, the largest provider of dialysis equipment and services worldwide. Mr. Weinstein also serves as a member of the Board of Directors of XWELL, Inc. (formerly XpresSpa Group, Inc.) (Nasdaq: XWEL), a health and wellness company whose core assets, XpresSpa and XpresCheck®, is a leading airport retailer of spa services and related health and wellness products. Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his BS degree in accounting from the State University of New York at Albany. Mr. Weinstein was chosen as a director of PharmaCyte because of his public company and financial expertise.

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Wayne R. Walker is a nominee for director at the annual meeting. Mr. Walker has over 35 years of experience in corporate governance, turnaround management, corporate restructuring and bankruptcy matters. In 1998, Mr. Walker founded Walker Nell Partners, Inc., an international business consulting firm, and has served as its president from its founding to the present. Before founding Walker Nell Partners, Inc., Mr. Walker worked for 15 years at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. From 2022 to present, Mr. Walker has served as a director of AMMO, Inc. (Nasdaq: POWW), a designer, producer, and marketer of ammunition products. From December 2020 to the present, Mr. Walker has served as a director of AYRO, Inc. (Nasdaq: AYRO), a designer and manufacturer of compact, sustainable electric vehicles. From 2018 to the present, Mr. Walker has served as a director of Wrap Technologies, Inc. (Nasdaq: WRAP), an innovator of modern policing solutions, where he also serves as chairman of the board. From 2018 to the present, Mr. Walker has served as a director of Pitcairn Company and as the Chair of its Compensation Committee. From 2013 to 2014, Mr. Walker served as chairman of the board of directors of BridgeStreet Worldwide, Inc., a global provider of extended corporate housing. From 2016 to 2018, Mr. Walker served as chairman of the board of directors of Last Call Operating Companies, an owner of various national restaurants. From 2013 to 2020, Mr. Walker served as chairman of the board of trustees of National Philanthropic Trust, a public charity. From 2018 to 2020, Mr. Walker served as Vice President of the Board of Education of the City of Philadelphia. From 2020 to the present, Mr. Walker has served as a director of Petros Pharmaceuticals, Inc. (Nasdaq: PTPI), which focuses on men’s health. Mr. Walker has also served on the board of directors for the numerous companies and foundations including Seaborne Airlines, Inc., Green Flash Brewery, Inc., and Eagleville Hospital and Foundation. Mr. Walker has a J.D. from Catholic University (Washington, DC) and a Bachelor of Arts from Loyola University (New Orleans). He is an attorney licensed by the State Bar of Georgia. He is a member of the State Bar Association of Georgia, American Bar Association, American Bankruptcy Institute and Turnaround Management Association. Mr. Walker was chosen as a director of PharmaCyte because of his extensive board experience.

The Board Diversity Matrix, below, provides the diversity statistics for our Board.

Board Diversity Matrix (As of November 15, 2022)
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	-	6	-	-
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian (other than South Asian)	-	-	-	-
South Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Persons with Disabilities	-

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Committees of our Board and Meetings

Meeting Attendance. During the fiscal year ended April 30, 2022, there were five meetings of our Board, and the various committees of our Board met a total of four times. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during the fiscal year ended April 30, 2022, except for Mr. Lohr, who attended two of the five meetings of our Board held during this period, and Mr. Tong, who attended six of the nine meetings of the Board and of committees of our Board on which he served during this period. Our directors are expected to attend meetings of the Board as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. If an annual meeting of stockholders is held, our directors are expected to attend that meeting, but we do not have a formal policy requiring them to do so. We are unsure how many directors attended our annual meeting of stockholders held in 2021.

Audit Committee. Our Audit Committee met four times during the fiscal year ended April 30, 2022. This committee currently has two members, Mr. Weinstein (Chairman) and Mr. Schechter. Pursuant to Nasdaq Rule 5605(c)(2), the Audit Committee must have three independent directors. We are currently relying on the grace period provided in Nasdaq Rule 5605(c)(4)(B), pursuant to which the Board intends to appoint a third independent director to the Audit Committee within 180 days of the annual meeting.

Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our Board has determined that each of Mr. Weinstein and Mr. Schechter is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at ir.pharmacyte.com/governance-docs.

Compensation Committee. Our Compensation Committee met zero times during the fiscal year ended April 30, 2022. This committee currently has one member, Mr. Schechter (Chairman). Pursuant to Nasdaq Rule 5605(d)(2), the Compensation Committee must have two independent directors. We are currently relying on the grace period provided in Nasdaq Rule 5605(d)(4), pursuant to which the Board intends to appoint a second independent director to the Compensation Committee within 180 days of the annual meeting.

Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of our Board are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our PharmaCyte Biotech, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The Compensation Committee is responsible for making a recommendation to the Board regarding the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Compensation Committee has adopted processes and procedures for the consideration and determination of executive and director compensation. It may delegate any of its authority to any subcommittee of the Compensation Committee so long as all members of such subcommittee are independent directors, and it may retain a compensation consultant for compensation advice. At least annually, the Compensation Committee evaluates all officers’ performance in light of corporate goals and objectives and makes recommendations to the Board regarding such officers’ compensation.

A copy of the Compensation Committee’s written charter is publicly available on our website at ir.pharmacyte.com/governance-docs.

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Nominating Committee. Our Nominating Committee met zero times during the fiscal year ended April 30, 2022 and has two members, Mr. Abecassis (Chairman) and Mr. Schechter. Our Board has determined that all members of the Nominating Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. The Nominating Committee’s responsibilities are set forth in the Nominating Committee’s written charter and include:

•	evaluating and making recommendations to the full Board as to the composition of our Board and its committees;

•	evaluating and making recommendations as to director candidates;

•	evaluating current Board members’ performance; and

•	developing and recommending governance guidelines for the Company.

Generally, our Nominating Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating Committee will evaluate a candidate’s qualifications in accordance with our Nominating Committee’s written charter. Threshold criteria include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Our Nominating Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our Board and its committees.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board, it must follow the procedures described in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our Nominating Committee’s written charter. Any such recommendation should be made in writing to the Nominating Committee, care of our Interim President at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

•	all information relating to such person that would be required to be disclosed in a proxy statement;

•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;

•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

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The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	certain biographical information concerning the proposed nominee;

•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

•	certain information about any other security holder of the Company who supports the proposed nominee;

•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Bylaws.

A copy of the Nominating Committee’s written charter, including its appendices, is publicly available on our website at ir.pharmacyte.com/governance-docs.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and our stockholders. Currently, we believe that it is in the best interest of the Company and its stockholders to combine these roles due to the small size of the Company. While the Company does not have a lead independent director, each current member of the Board aside from the Chairman is independent.

The Board administers its risk oversight function directly and through its committees. The Audit Committee receives reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. As part of its charter, our Audit Committee regularly discusses with management our major risk exposures, their potential financial impact on our Company and the steps we take to manage them. In addition, our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management and risks arising from our compensation policies and programs. Our Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers and corporate governance.

Stockholder Communications to our Board

Generally, stockholders who have questions or concerns should contact our Investor Relations team at 917-595-2856. However, any stockholders who wish to address questions regarding our business directly with our Board, or any individual director, should direct his or her questions in writing to the Chairman of the Board at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada, 89169. These communications will be reviewed by our Chief Executive Officer, who will determine whether the communications should be presented to our Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

17

Communications will be distributed to our Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.

Executive Officers

As of November 1, 2022, we have two executive officers. Mr. Silverman serves as our Interim Chairman, Interim Chief Executive Officer and Interim President, and his biography is set forth above under “Our Board.” Mr. Silverman is an at-will employee. Mr. Trujillo serves as our Chief Financial Officer, and his biography is set forth below. We have an employment agreement with Mr. Trujillo.

Carlos A. Trujillo, 64, has been our Chief Financial Officer since March 2017 and served as a member of the Board from March 2017 to August 2022. Prior to this, Mr. Trujillo served as our Vice President of Finance from January 2015 to March 2017 after joining us as an independent contractor in September 2014. From January 2015 until March 2017, Mr. Trujillo served as Vice President of Finance for Viridis Biotech, Inc. and from March 2017 to current day, has been the Chief Financial Officer of Viridis. Mr. Trujillo has over three decades of experience in management, business, operations and financial accounting. From June 2008 through September 2014, Mr. Trujillo was the Chief Financial Officer of VelaTel Global Communications, Inc. In 1996, Mr. Trujillo established a consulting and accounting practice, through which he provided services as the chief financial accountant to numerous organizations in several different industries. Mr. Trujillo started his career in public accounting in 1983 and was the manager of an audit department a regional public accounting firm. Mr. Trujillo’s experience has extended to companies in the biotechnology, telecommunications, manufacturing, construction and real estate development sectors. He has experience in preparing and filing periodic reports with the SEC, in mergers and acquisitions and in the preparation of comprehensive financial statements. Mr. Trujillo received his Bachelor of Accounting degree from California State University, Fullerton in 1982 and is a Certified Public Accountant with an active license from the State of California.

18

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below (each a “Named Executive Officer”), as well as the director compensation program for our directors. As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

For our fiscal year ended April 30, 2022, our Named Executive Officers and their positions were as follows:

•	Kenneth L. Waggoner, former Chief Executive Officer, President, General Counsel and Chairman of the Board;

•	Gerald W. Crabtree, former Chief Scientific Officer and Director; and

•	Carlos A. Trujillo, Chief Financial Officer and former Director.

The following tables provide information about compensation earned during our fiscal years ended April 30, 2022 and 2021, by our Named Executive Officers.

Name	Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Kenneth L. Waggoner (2) (3)	Chief Executive Officer, President and General Counsel	2022	$886,344	$18,080	$14,727	$919,151
		2021	$433,333	$105,960	$77,212	$616,505

Gerald W. Crabtree (2) (4)	Chief Scientific Officer	2022	$128,827	$3,013	$4,909	$136,749
		2021	$94,333	$17,660	$25,738	$137,731

Carlos A. Trujillo (2) (5)	Chief Financial Officer	2022	$609,979	$12,053	$9,819	$631,851
		2021	$300,000	$70,640	$51,474	$422,114

(1) The amounts in the columns titled “Stock Awards” and “Option Awards” reflect the grant date fair values of awards made during the identified fiscal year, as computed in accordance with FASB ASC Topic 718 and the assumptions stated in Note 4 and Note 5 of the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K filed with the SEC on July 28, 2022.

(2) We did not pay or accrue any other compensation, in the form of bonuses, incentive plan compensation or nonqualified deferred compensation earnings to any Named Executive officer for services as an executive officer during the fiscal years ended April 30, 2022 and 2021; neither were there any perquisites or other personal benefits payable to our Named Executive Officers.

(3) Mr. Waggoner resigned from all positions with the Company effective October 6, 2022.

(4) Mr. Crabtree resigned from all positions with the Company effective October 12, 2022.

(5) Mr. Trujillo resigned from his position as a director of the Board effective August 15, 2022 but remains the Chief Financial Officer.

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Narrative Disclosure To Summary Compensation Table

Kenneth L. Waggoner

On May 8, 2022, we entered into an Amended and Restated Executive Compensation Agreement with Mr. Waggoner (the “Waggoner Compensation Agreement”), effective as of January 1, 2022. The Waggoner Compensation Agreement provided that Mr. Waggoner would serve as a member of our Board, as our Chief Executive Officer, President and General Counsel and as the Chief Executive Officer and General Counsel of our subsidiary Viridis Biotech, Inc. Under this agreement, Mr. Waggoner was paid a base salary of $520,000 subject to annual increases in the discretion of our Compensation Committee and was eligible to receive cash incentive compensation (“Bonus”). Mr. Waggoner was eligible to participate in the 2021 Plan. On May 20, 2022, the Compensation Committee granted Mr. Waggoner (i) a stock option grant to purchase 529,000 shares of common stock exercisable over a ten-year term at an exercise price per share equal to the closing price of the common stock on the date of grant, vesting at the rate of 25% immediately and the remaining vesting monthly over three years from the date of grant (approximately 11,000 option shares per month), and (ii) a grant of 150,800 restricted stock units, vesting at the rate of 25% immediately and an additional 25% on each anniversary of the grant date.

On October 6, 2022, Mr. Waggoner resigned from all positions with the Company and its subsidiaries, effective immediately. In connection with Mr. Waggoner’s departure, on October 6, 2022, the Company entered into a Separation, Consulting and Release Agreement with Mr. Waggoner (the “Separation Agreement”). The Separation Agreement became effective on October 13, 2022 (the “Effective Date”). Pursuant to the Separation Agreement, the Company agreed to pay Mr. Waggoner a lump sum payment of $216,667. Mr. Waggoner is entitled to continued medical and health benefits at his sole expense and retains his option to purchase 15,000 shares of common stock of the Company and 23,000 restricted stock units previously granted to Mr. Waggoner. The Separation Agreement includes mutual releases of claims, by Mr. Waggoner in favor of the Company and certain Company Parties (as defined therein) and by the Company in favor of Mr. Waggoner, and mutual non-disparagement obligations on Mr. Waggoner and on the Company. Mr. Waggoner remains subject to certain restrictive covenants, including any confidentiality, non-compete, non-solicit, invention assignment, or similar agreement or arrangement to which he is a party with any member of the Company Group and other provisions of the Waggoner Compensation Agreement. During the twelve months immediately following the Separation Date (the “Consulting Period”), Mr. Waggoner agreed to serve as a consultant to facilitate the orderly transfer of work to other employees of the Company. In consideration for Mr. Waggoner’s consulting services, the Company agreed to pay Mr. Waggoner $433,333, payable in twelve installments at the end of each month of the Consulting Period in arrears.

Gerald W. Crabtree

On March 10, 2015, we entered into an Executive Compensation Agreement with Dr. Crabtree, effective as of January 1, 2015 (as amended on December 30, 2015, March 10, 2017 and October 14, 2020, the “Crabtree Compensation Agreement”). The Crabtree Compensation Agreement provided that Dr. Crabtree would serve as a member of our Board, as our Chief Scientific Officer and as the Chief Scientific Officer of our subsidiary Viridis Biotech. Dr. Crabtree was paid a base salary of $84,000 subject to annual increases in the discretion of our Compensation Committee. The Crabtree Compensation Agreement also provided that, during his continued employment, Dr. Crabtree would receive annual stock grants of 400 shares of restricted common stock, vesting at the rate of 33 shares per month, and an annual stock option grant to purchase 1,000 shares of common stock exercisable over a five-year term at an exercise price per share equal to the closing price of the common stock on the date of grant, vesting at the rate of 83 option shares per month.

On August 15, 2022, Mr. Crabtree resigned from his position as a director, effective immediately, and on October 12, 2022, Mr. Crabtree resigned from his position as Chief Scientific Officer, effective immediately. In connection with Mr. Crabtree’s departure, on October 12, 2022, the Company entered into a Release Agreement with Mr. Crabtree (the “Release Agreement”). The Release Agreement became irrevocable seven days after execution of the Release Agreement and became effective on October 20, 2022 (the “Effective Date”). Pursuant to the Release Agreement, the Company agreed to pay Mr. Crabtree the aggregate sum of $29,694.88, which consisted of accrued wages, expense reimbursements, accrued unused paid time off (less applicable withholdings and deductions), and three months of Mr. Crabtree’s base salary as of the separation date, which salary is payable in substantially equal installments over a three-month period in accordance with the Company’s regular payroll practices. The Release Agreement includes releases of claims by Mr. Crabtree in favor of the Company and certain Released Parties (as defined therein). Mr. Crabtree remains subject to certain continuing obligations, including a confidentiality agreement to which he is a party.

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Carlos A. Trujillo

On May 8, 2022, we entered into an Amended and Restated Executive Compensation Agreement with Mr. Trujillo (the “Trujillo Compensation Agreement”), effective as of January 1, 2022. The current term of the Trujillo Compensation Agreement extends until December 31, 2024, with annual extensions at the end of the term (or any extension of the term) unless we or Mr. Trujillo provide 90-days written notice of termination.

The Trujillo Compensation Agreement provided that Mr. Trujillo will serve as a member of our Board, from which he resigned on August 15, 2022, and as our Chief Financial Officer. Mr. Trujillo is paid an annual base salary of $380,000, subject to annual increases at the discretion of the Compensation Committee and shall be eligible to receive an annual Bonus. Mr. Trujillo is eligible to participate in the 2021 Plan. On May 20, 2022, the Compensation Committee granted Mr. Trujillo (i) a stock option grant to purchase 201,860 shares of common stock exercisable over a ten-year term at an exercise price per share equal to the closing price of the common stock on the date of grant, vesting at the rate of 25% immediately and the remaining vesting monthly over three years from the date of grant, approximately 4,200 option shares per month, and (ii) a grant of 57,540 restricted stock units, vesting at the rate of 25% immediately and an additional 25% on each anniversary of the grant date.

If Mr. Trujillo’s employment is terminated by us without “Cause” or by him for “Good Reason” (as such terms are defined in the Trujillo Compensation Agreement), then subject to his execution of a timely release, he is entitled to: (i) severance equal to two times the sum of his base salary at the time his employment terminates, (ii) payment of the annual bonus, if any, earned by Mr. Trujillo for the year preceding the year of termination, or, if greater, the target bonus, if any, for the year of termination, (iii) accelerated vesting of any unvested stock or option awards and (iv) continued health coverage for Mr. Trujillo and his family and life insurance coverage for Mr. Trujillo, if any, at the Company’s expense until the earliest of: (A) the eighteen-month anniversary of termination; (B) the date Mr. Trujillo is no longer eligible to receive COBRA continuation coverage; and (C) the date on which Mr. Trujillo receives or becomes eligible to receive substantially similar coverage from another employer.

Notwithstanding the foregoing, if Mr. Trujillo’s employment is terminated by us without Cause or by him for Good Reason within two years after a “Change in Control” (as such term is defined in the Trujillo Compensation Agreement) or within six months prior to a Change in Control, then the base salary and bonus, if any, component of severance would be paid in lump sum. Also, Mr. Trujillo would be entitled to receive a full Code Section 280G tax gross-up, with respect to any amounts that may be subject to the excise tax provisions under Code Section 280G.

If Mr. Trujillo’s employment ceases due to his death, (i) any otherwise unvested equity awards held by him at the time of his death would become vested, (ii) his eligible dependents would be entitled to continued healthcare coverage at the Company’s expense for up to 18 months, and (iii) his designated beneficiary or estate would receive the proceeds, if any, from any life insurance.

If Mr. Trujillo’s employment is terminated due to “Disability” (as such term is defined in the Trujillo Compensation Agreement) he would receive continued health coverage and life insurance coverage, if any, for 18 months at our expense, as well as any disability benefits payable under any long-term disability plan or policy we maintain. In addition, any otherwise unvested equity awards would then become vested.

Additionally, Mr. Trujillo is bound by confidentiality and non-disparagement provisions as well as non-solicitation and non-competition covenants that apply during the term of his employment and for twenty-four months after termination of his employment.

Joshua N. Silverman

On November 14, 2022, the Board formally approved the employment of Joshua Silverman as Interim Chief Executive Officer and Interim President of the Company on a month-to-month basis, and it further approved paying Mr. Silverman a monthly salary of $31,250.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended April 30, 2022, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Kenneth L. Waggoner (3)
	3,000	–	$81.00	12/31/2023	–	$–
	3,000	–	$74.25	03/20/2024	–	$–
	3,000	-	$61.20	01/02/2025	–	$–
	3,000	-	$10.05	12/31/2025	–	$–
	1,000	2,000	$2.50	01/01/2027	–	$–
	–	–	$–	–	1,600	$3,728

Gerald W. Crabtree (4)
	1,000	–	$81.00	12/31/2023	–	$–
	1,000	–	$74.25	12/31/2024	–	$–
	1,000	–	$61.20	01/02/2025	–	$–
	1,000	–	$10.05	12/31/2026	–	$–
	334	667	$2.50	01/01/2027	–	$–
	–	–	$–	–	267	$622

Carlos A. Trujillo (5)
	2,000	–	$81.00	12/31/2023	–	$–
	2,000	–	$74.25	12/31/2024	–	$–
	2,000	–	$61.20	01/02/2025	–	$–
	2,000	–	$10.05	12/31/2025	–	$–
	667	1,334	$2.50	01/0/2027	–	$–
	–	–	$–	–	1,067	$2,486

_______________________

(1)	Subject to the Named Executive Officer’s continued employment, 1/12th of each grant vests monthly after the grant date. The unexercisable/unvested awards shown in this table were each granted effective as of January 1, 2022.

(2)	The market value is based on the closing stock price of $2.33 on April 30, 2022, the last day of trading in this fiscal year.

(3)	Mr. Waggoner resigned from all positions with the Company effective October 6, 2022.

(4)	Mr. Crabtree resigned from all positions with the Company effective October 12, 2022.

(5)	Mr. Trujillo resigned from his position as a director of the Board effective August 15, 2022 but remains the Chief Financial Officer.

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Potential Payments upon Termination or Change-In-Control

Employment Agreements

Information regarding potential payments upon termination or change-in-control pursuant to employment agreements with officers of the Company are set forth above.

2021 Plan

Under our 2021 Plan, upon a Change in Control (as defined in the 2021 Plan), the Compensation Committee may, in its sole discretion, take one or more of the following actions:

•	cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part;

•	cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that option or stock appreciation right upon closing of the Change in Control;

•	cancel any unvested award or unvested portion thereof, with or without consideration;

•	cancel any award in exchange for a substitute award;

•	redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the Change in Control;

•	cancel any option or stock appreciation right in exchange for cash and/or other substitute consideration with a value equal to: (a) the number of shares subject to that option or stock appreciation right, multiplied by (b) the difference, if any, between the fair market value on the date of the Change in Control and the exercise price of that option or the base price of the stock appreciation right; provided, that if the fair market value on the date of the Change in Control does not exceed the exercise price of any such option or the base price of any such stock appreciation right, the committee may cancel that option or stock appreciation right without any payment of consideration therefor; and/or

•	take such other action as the Compensation Committee determines to be appropriate under the circumstances.

Further, in the discretion of the Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Under the 2021 Plan, upon termination of a participant’s service with the Company and unless otherwise specified in an applicable award agreement, any portion of an option or stock appreciation right that is not exercisable upon termination will expire immediately, and any portion of an option or stock appreciation right that is exercisable upon termination will expire on the date it ceases to be exercisable, as determined by the reason for termination:

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•	Termination by reason of death: If a participant’s service with the Company terminates by reason of death, any option or stock appreciation right held by such participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Compensation Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the participant, for a period expiring (i) at such time as may be specified by the Compensation Committee at or after grant, or (ii) if not specified by the Compensation Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such option or stock appreciation right.

•	Termination by reason of disability: If a participant’s service with the Company terminates by reason of disability, any option or stock appreciation right held by such participant may thereafter be exercised by the participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Compensation Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Compensation Committee at or after grant, or (ii) if not specified by the Compensation Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such option or stock appreciation right.

•	Termination for Cause: If a participant’s service with the Company is terminated for Cause (as defined in the 2021 Plan) or if a participant resigns at a time that there was a Cause basis for such participant’s termination: (i) any option or stock appreciation right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the participant the option exercise price paid for such shares, if any.

•	Other termination: If a participant’s service with the Company terminates for any reason other than death, disability or Cause, any option or stock appreciation right held by such participant may thereafter be exercised by the participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Compensation Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Compensation Committee at or after grant, or (ii) if not specified by the Compensation Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such option or stock appreciation right.

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Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended April 30, 2022 to each of our non-employee directors. On August 15, 2022, each of Messrs. Liquard, Tong and Löhr resigned from the Board and each of Messrs. Schechter, Silverman, Allen, Farb, and Stover were appointed to the Board. Mr. Stover resigned from the Board on November 1, 2022. Directors who are employed by us are not compensated for their service on our Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)	Total ($)

Thomas Liquard (3)	$50,000	8,868	5,551	$64,419
Thomas C.K Yuen (4)	$50,000	8,868	5,551	$64,419
Michael M. Abecassis	$50,000	5,411	3,456	$58,867
Raymond C.K. Tong (3)	$50,000	1,065	798	$51,863
Matthias Löhr (3)	$12,500	–	–	$12,500

(1)	The amounts in the columns titled “Stock Awards” and “Option Awards” reflect the grant date fair values of awards made during the fiscal year ended April 30, 2022, as computed in accordance with FASB ASC Topic 718 and the assumptions stated in Note 4 and Note 5 of the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K filed with the SEC on July 28, 2022.

(2)	As of April 30, 2022, the non-employee directors held unexercised options to purchase shares as follows: Mr. Liquard, 1,503, Dr. Abecassis, 2,470 and Dr. Tong, 1,670 shares. These include options granted during the year ended April 30, 2022 (shown in this column) and options granted in prior years.

(3)	Each of Messrs. Liquard, Tong and Löhr resigned as directors effective August 15, 2022.

(4)	Mr. Yuen passed away on February 13, 2022. He was replaced on the Board by Mr. Löhr effective March 31, 2022.

Each non-employee director is party to an agreement to serve as a director. The agreements provide that each non-employee director receives a cash retainer of $12,500 per quarter (pro-rated for periods of service less than a quarter). In addition, we annually grant to each non-employee director: (i) 334 shares of our common stock; and (ii) a stock option to purchase 334 shares of our common stock with a term of five years and an exercise price per share equal to the closing price of the common stock on the date of grant. Each of these equity awards is fully vested upon grant.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of April 30, 2022.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	–	–	–
Equity compensation plans not approved by security holders	40,900	$50.35	–
Total	40,900	$50.35	–

Please see Notes 5 and 6 of the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K filed with the SEC on July 28, 2022 for more information regarding our equity compensation arrangements.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists our Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board, which is available on our website at ir.pharmacyte.com/governance-docs. This committee reviews and reassesses our charter annually and recommends any changes to our Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Armanino LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended April 30, 2022, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2022 with management and Armanino LLP, our independent registered public accounting firm;

•	Discussed with Armanino LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit committees; and

•	Received written disclosures and the letter from Armanino LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Armanino LLP’s communications with the Audit Committee and the Audit Committee further discussed with Armanino LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Armanino LLP, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 for filing with the SEC.

Members of the PharmaCyte Audit Committee Robert Weinstein Jonathan L. Schechter

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DELINQUENT SECTION 16(a) REPORTS

Our records reflect that all reports which were required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except that (i) initial reports of ownership were filed late by Matthias Löhr, Carlos Trujillo, Kenneth L. Waggoner, Thomas C.K. Yuen and Gerald W. Crabtree; and (ii) Raymond C.K. Tong failed to file two reports covering two transactions, Kenneth L. Waggoner failed to file two reports covering two transactions, Gerald Crabtree failed to file two reports covering two transactions, and Carlos Trujillo failed to file two reports covering two transactions.

An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed with the SEC if there are no previously unreported transactions or holdings to report. Nevertheless, we are required to disclose the names of directors, officers and 10% stockholders who did not file a Form 5 unless we have obtained a written statement that no filing is required. At the date of this proxy statement, we had not received a written statement from any directors, officers or 10% stockholders.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee.  Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval.  In approving or rejecting any such proposal, our Audit Committee is to consider all available information deemed relevant by the Audit Committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

We own 14.3% of the equity in SG Austria as reported using the cost method of accounting. SG Austria has two subsidiaries: (i) Austrianova; and (ii) Austrianova Thailand. We purchased products and services from these subsidiaries in the approximate amounts of $323,000 and $405,000 in the years ended April 30, 2022 and 2021, respectively.

 In April 2014, we entered a consulting agreement with Vin-de-Bona pursuant to which it agreed to provide professional consulting services to us. Vin-de-Bona is owned by Prof. Günzburg and Dr. Salmons, both of whom are involved in numerous aspects of our scientific endeavors relating to cancer and diabetes (Prof. Günzburg is the Chairman of Austrianova, and Dr. Salmons is the Chief Executive Officer and President of Austrianova). The term of the agreement is for 12 months, automatically renewable for successive 12-month terms. After the initial term, either party can terminate the agreement by giving the other party 30 days’ written notice before the effective date of termination. The amounts we paid Vin-de-Bona for the years ended April 30, 2022 and 2021, were approximately $114,000 and $82,000, respectively. In addition, during the years ended April 30, 2022 and 2021, we issued 167 and 167 common shares, respectively, to Dr. Salmons. We recorded a noncash consulting expense of approximately $400 and $5,000 relating to these share issuances for the years ended April 30, 2022 and 2021, respectively.

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Proposal No. 1

ELECTION OF DIRECTORS

On November 14, 2022, our Board nominated Joshua N. Silverman, Jonathan L. Schechter, Michael M. Abecassis, Robert Weinstein and Wayne R. Walker for election at the annual meeting. If they are elected, they will serve on our Board until the 2023 annual meeting of stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Joshua N. Silverman, Jonathan L. Schechter, Michael M. Abecassis, Robert Weinstein and Wayne R. Walker as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our Board may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director.

Our board Recommends The Election Of Joshua N. Silverman, Jonathan L. Schechter, Michael M. Abecassis, Robert Weinstein and Wayne R. Walker As Directors, And Proxies Solicited By Our board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

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Proposal No. 2

APPROVAL OF THE COMPANY’S 2022 EQUITY INCENTIVE PLAN

General

Our Board is requesting that our stockholders approve the adoption of the PharmaCyte Biotech, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which was approved by our Board on November 14, 2022 effective upon stockholder approval at the annual meeting. If this proposal is approved, 2,750,000 new shares of our common stock will be reserved for issuance under the 2022 Plan.

As of November 1, 2022, a total of 152,928 shares of our common stock remain available for issuance under the 2021 Plan; options to purchase a total of 7,335 shares of common stock remain outstanding; and restricted stock units for the issuance of a maximum of 6,404 shares of our common stock were outstanding. As of November 1, 2022, zero shares have been issued upon the exercise of options granted under the 2021 Plan. As of November 1, 2022, the equity overhang, represented by (a) the sum of all outstanding stock options and other stock-based awards, plus the number of shares available for issuance pursuant to future awards under the 2021 Plan, as a percentage of (b) the sum of (i) the number of shares of our common stock outstanding as of November 1, 2022, plus (ii) the number of shares described in clause (a) above, was 0.85%. If the 2022 Plan is approved by stockholders, the equity overhang would be 13.00%.

The 2022 Plan includes the following provisions:

•	No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the 2022 Plan will not again become available for issuance under the 2022 Plan.

•	No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

•	No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option or strike price of a stock appreciation right is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option or strike price of such stock appreciation right and will not exchange such stock option or stock appreciation right for a new award with a lower (or no) purchase price or for cash.

•	No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	Provide for a Minimum Vesting Period: All awards shall contain a vesting period of at least one year, except in the event of death or disability of a participant or pursuant to a change in control, liquidation, dissolution or corporate transaction of the Company;

•	Limits on Director Grants: The 2022 Plan limits the number of shares to be granted to any non-employee director in any calendar year to an aggregate grant date fair value of $75,000 except for grants made pursuant to an election by a non-employee director to receive a grant of equity in lieu of cash for any cash fees to be received for service on our Board or any committee thereof or in connection with a non-employee director initially joining our Board.

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Reasons for Approval of the 2022 Plan

Our Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2022 Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that our 2022 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2021 Plan as of November 1, 2022 is not sufficient for future granting needs. Our Board believes that if the 2022 Plan is approved by stockholders, the 2,750,000 shares available for issuance under the 2022 Plan will result in an adequate number of shares of common stock being available for future awards under the 2022 Plan for four additional years following the current year.

The 2022 Plan is being submitted to you for approval at the annual meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Approval by our stockholders of the 2022 Plan is also required by the listing rules of The Nasdaq Stock Market.

The following is a brief summary of the 2022 Plan. This summary is qualified in its entirety by reference to the text of the 2022 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Summary of Material Features of our 2022 Plan.

Eligibility. The 2022 Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2022 Plan. As of November 1, 2022, there were approximately six individuals eligible to participate in the 2022 Plan.

Shares Available for Issuance. The 2022 Plan provides for the issuance of up to 2,750,000 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our 2021 Plan are cancelled or expire on or after the date of the annual meeting of stockholders. Generally, shares of common stock reserved for awards under the 2022 Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the 2022 Plan.

Stock Options. Stock options granted under the 2022 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates and the term of the option may not be longer than ten years. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

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Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the holder of such restricted stock is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The 2022 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our Board or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

Restricted Stock Units. Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the Compensation Committee and when the applicable restrictions lapse, the grantee shall be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted stock units as specified in the award agreement. Dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the restricted stock unit award vests.

Plan Administration. In accordance with the terms of the 2022 Plan, our Board has authorized our Compensation Committee to administer the 2022 Plan. The Compensation Committee may delegate part of its authority and powers under the 2022 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the 2022 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2022 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2022 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.

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Corporate Transactions. Upon a merger or other reorganization event, our Board, may, in its sole discretion, take any one or more of the following actions pursuant to our 2022 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•	with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendment and Termination. The 2022 Plan may be amended by our stockholders. It may also be amended by our Compensation Committee, provided that any amendment approved by our Compensation Committee which is of a scope that requires stockholder approval as required by (i) the rules of The Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422 or (iii) for any other reason, is subject to obtaining such stockholder approval. In addition, other than in connection with stock dividends, stock splits, recapitalizations or reorganizations, at any time when the exercise price of a stock option is above the fair market value of a share, the Compensation Committee may not without stockholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price, or for any other equity award or for cash. In addition, the Compensation Committee may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The 2022 Plan will expire by its terms on November 14, 2032.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2022 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2022 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

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Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our 2022 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

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New Plan Benefits

The following table shows the total number of awards expected to be made under our Plan to the identified individuals and groups, which awards are subject to the approval of our Plan by our stockholders:

NEW PLAN BENEFITS

2022 Plan

Name and Position	Dollar Value ($)(1)	Number of Options
Daniel Allen, Director	$2.97	125,000
Daniel S. Farb, Director	$2.97	125,000

(1) Value is based on the closing price per share ($2.97) of our Common Stock on November 14, 2022, as reported on the Nasdaq Stock Market.

Except as set forth in the table above, the amounts of future grants under the 2022 Plan are not determinable as awards under the 2022 Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2022 Plan or the amount or types of any such awards.

On November 14, the closing market price per share of our common stock was $2.97, as reported by The Nasdaq Stock Market.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required for the adoption of our 2022 Plan.

Recommendation

OUR BOARD RECOMMENDS APPROVAL OF THE ADOPTION OF THE 2022 PLAN, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE 2022 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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Proposal No. 3

AMENDMENT OF OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

At the annual meeting, our stockholders are being asked to approve the proposal that the PharmaCyte Charter be amended to effect a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between 1-for-5 and 1-for-20, such number consisting of only whole shares, into one share of common stock). The full text of the proposed amendment to the PharmaCyte Charter is attached to this proxy statement as Appendix B. If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio, to be designated by the Board. The Board may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions and existing and expected trading prices for our common stock. Even if the stockholders approve the reverse stock split, we reserve the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of us and our stockholders to effect the reverse stock split.

In determining the ratio following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

•	the number of shares of our common stock then outstanding, and the number of shares of common stock issuable upon exercise of options and warrants then outstanding;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•	prevailing general market and economic conditions; and

•	the standards for continued listing on The Nasdaq Capital Market.

If our stockholders grant our Board the authority to effect a reverse stock split, we would file a Certificate of Amendment to the PharmaCyte Charter with the Nevada Secretary of State to effect the proposed reverse stock split, in substantially the form attached to this proxy statement as Appendix B, the text of which may be altered for any changes required by the Nevada Secretary of State and changes deemed necessary or advisable by our Board. Our Board has approved and declared advisable the proposed Certificate of Amendment. If the proposed reverse stock split is implemented, then the number of issued and outstanding shares of our common stock would be reduced. However, the Board will retain the authority not to effect the reverse stock split even if we receive stockholder approval. Thus, subject to stockholder approval, the Board, at its discretion, may cause the filing of the Certificate of Amendment to effect a reverse stock split or abandon it and effect no reverse stock split if it determines that such action is not in the best interests of our Company and stockholders.

Purpose of Proposed Reverse Stock Split

We are submitting this Proposal No. 3 to our stockholders for approval as preparation for maintaining compliance with the continued listing requirements of The Nasdaq Capital Market. We believe increasing the trading price of our common stock will also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors.  Accordingly, we believe that the proposed reverse stock split is in our stockholders’ best interests.

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In addition, an increase in the per-share trading value of our common stock would be beneficial because it would:

•	improve the perception of our common stock as an investment security;

•	appeal to a broader range of investors to generate greater investor interest in us; and

•	reduce stockholder transaction costs because investors would pay lower commission to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower.

You should consider that, although our Board believes that a reverse stock split will in fact increase the price of our common stock, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment), the market price of a company’s shares of common stock may in fact decline in value after a reverse stock split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company. However, should the overall value of our common stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

Potential Effects of the Proposed Reverse Stock Split

If this proposal is approved and the reverse stock split is implemented, the reverse stock split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of common stock. The immediate effect of a reverse stock split would be to reduce the number of shares of our common stock outstanding and to increase the trading price of our common stock.

However, we cannot predict the effect of any reverse stock split upon the market price of our common stock over an extended period, and in many cases, the market value of a company’s common stock following a reverse stock split declines. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in inverse proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions.

Examples of Potential Reverse Stock Split at Various Ratios. The table below provides examples of reverse stock splits at various ratios up to 1-for-20, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the reverse stock split, if implemented, will depend on the actual ratio that is determined by our Board.

Shares outstanding at November 1, 2022	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split	Reduction in Shares Outstanding
19,526,944	1-for-5	3,905,389	80%
19,526,944	1-for-10	1,952,694	90%
19,526,944	1-for-15	1,301,796	93%
19,526,944	1-for-20	976,347	95%

The resulting decrease in the number of shares of our common stock outstanding could potentially adversely affect the liquidity of our common stock, especially in the case of larger block trades.

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Effects on Ownership by Individual Stockholders. If we implement a reverse stock split, the number of shares of our common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the appropriate ratio and then rounding down to the nearest whole share. We would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below. The reverse stock split would not affect any stockholder’s percentage ownership interest in our Company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.

Effect on Options and Warrants. Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares. Also, we would reduce the number of shares reserved for issuance under our existing 2021 Plan proportionately based on the ratio of the reverse stock split. A reverse stock split would not otherwise affect any of the rights currently accruing to holders of our common stock, or options or warrants exercisable for our common stock.

Other Effects on Outstanding Shares. If we implement a reverse stock split, the rights pertaining to the outstanding shares of our common stock would be unchanged after the reverse stock split. Each share of our common stock issued following the reverse stock split would be fully paid and nonassessable.

The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the effective time, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for shares of common stock with the new CUSIP number by following the procedures described below. However, until such exchange is made, the old stock certificates will automatically represent the new, post-split number of shares. After the reverse stock split, we will continue to file periodic and current reports and comply with other requirements of the Exchange Act. Our common stock should continue to be listed on The Nasdaq Capital Market under the symbol “PMCB”.

Authorized Shares of Stock

The reverse stock split would affect all issued and outstanding shares of common stock and outstanding rights to acquire shares of our common stock. We will not change the number of shares of common stock currently authorized pursuant to this Proposal No. 3. However, upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of common stock issued and outstanding as a result of the reverse stock split.

As of November 1 we had (i) 33,333,334 shares of authorized common stock, par value $0.0001 per share, of which 21,602,078 shares of common stock were issued and 19,526,944 shares of common stock were outstanding, and (ii) 10,000,000 shares of authorized preferred stock, par value $0.0001 per share, none of which were outstanding. If we issue additional shares, the ownership interest of holders of common stock will be diluted.

We will reserve for issuance any authorized but unissued shares of common stock that would be made available as a result of the proposed reverse stock split.

We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares that will be available following the reverse stock split, with the exception of our current commitments, including our obligations to issue shares of common stock upon exercise of outstanding options or warrants to purchase shares of common stock.

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Procedure for Effecting the Proposed Stock Split and Exchange of Stock Certificates

If stockholders approve the proposal, we will file with the Nevada Secretary of State a Certificate of Amendment to the PharmaCyte Charter. The reverse stock split will become effective at the time and on the date of filing of, or at such later time as is specified in, the Certificate of Amendment, which we refer to as the “effective time” and “effective date,” respectively. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.

Upon a reverse stock split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Following any reverse stock split, stockholders holding physical certificates must exchange those certificates for new certificates and a cash payment in lieu of any fractional shares.

Our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Fractional Shares

We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split because the stockholder owns a number of shares not evenly divisible by the ratio would instead receive cash upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the trading day immediately preceding the effective date of the reverse stock split. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under the PharmaCyte Charter or bylaws with respect to the reverse stock split. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.0001 per share after the reverse stock split. Also, our capital account would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Potential Anti-Takeover Effect

SEC rules require disclosure and discussion of the effects of any proposal that could be used as an anti-takeover device. This proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect, although that is not the purpose or intent of the proposal. A relative increase in the number of authorized but unissued shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized shares. A relative increase in our authorized but unissued shares of common stock could potentially deter takeovers, including takeovers that our Board determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split, with the exception of our commitments, including our obligations to issue shares of common stock upon exercise of options or warrants to purchase shares of our common stock.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of the reverse stock split to holders of our shares. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this document, all of which may be subject to change, possibly with retroactive effect. This summary only addresses holders who hold their shares as capital assets within the meaning of the Code and does not address all aspects of U.S. federal income taxation that may be relevant to holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, foreign persons and tax-exempt entities. In addition, this summary does not consider the effects of any applicable state, local, foreign or other tax laws.

We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the reverse stock split to holders may vary depending upon a holder’s particular facts and circumstances.

We urge holders to consult with their own tax advisors as to any U.S. federal, state, local or foreign tax consequences applicable to them that could result from the reverse stock split.

Except as described below with respect to cash received in lieu of fractional shares, the receipt of common stock in the reverse stock split should not result in any taxable gain or loss to a holder for U.S. federal income tax purposes. The aggregate tax basis of the common stock received by a holder as a result of the reverse stock split (including the basis of any fractional share to which a holder is entitled) will be equal to the aggregate basis of the existing common stock exchanged for such stock. A holder’s holding period for the common stock received in the reverse stock split will include the holding period of the common stock exchanged therefor.

A holder who receives cash in lieu of a fractional share of common stock will be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A holder generally will recognize capital gain or loss on such deemed redemption in an amount equal to the difference between the amount of cash received and the adjusted basis of such fractional share.

Board Discretion to Implement the Reverse Stock Split

If the proposed reverse stock split is approved at the annual meeting, our Board, in its sole discretion, may determine to implement the reverse stock split at any time as the Board shall determine. Notwithstanding the approval of the reverse stock split amendment at the annual meeting, our Board, in its sole discretion, may determine not to implement the reverse stock split.

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Required Vote

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for approval of the proposed amendment. Therefore, abstentions and broker non-votes will have the same effect as votes against this proposal.

Our board Recommends A Vote To Approve The Amendment To the PharmaCyte Charter to effect the reverse stock split, And Proxies Solicited By Our board Will Be Voted In Favor Of The Amendment Unless A Stockholder Indicates Otherwise On The Proxy.

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Proposal No. 4

AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE FROM 33,333,334 SHARES TO 133,333,334 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

Our Board has determined that it is advisable to increase our authorized common stock from 33,333,334 shares to 133,333,334 shares, and has voted to recommend that the stockholders adopt an amendment to the PharmaCyte Charter effecting the proposed increase. The full text of the proposed amendment to the PharmaCyte Charter is attached to this proxy statement as Appendix C.

As of November 1, 2022, approximately 21.6 million shares of our common stock were issued and approximately 19.5 million of our shares of common stock were outstanding and approximately an additional 10.0 million shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our various stock-based plans. Accordingly, a total of approximately 21.6 million shares of common stock are available for future issuance.

Our Board believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in our Board’s discretion in connection with future financings, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to the PharmaCyte Charter and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, our Board believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of the common stock outstanding and entitled to vote at the annual meeting is required to approve the amendment to the PharmaCyte Charter to effect the proposed increase in our authorized shares.

Our board Recommends A Vote To Approve The Amendment To the PharmaCyte Charter to increase the authorized shares of the company, And Proxies Solicited By Our board Will Be Voted In Favor Of The Amendment Unless A Stockholder Indicates Otherwise On The Proxy.

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Proposal No. 5

Ratification of selection of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Armanino LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending April 30, 2023. Armanino LLP has served as our independent registered public accounting firm since October 30, 2015. Our Board proposes that the stockholders ratify this appointment. Armanino LLP audited our financial statements for the fiscal year ended April 30, 2022. We expect that representatives of Armanino LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Armanino LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Armanino LLP and concluded that Armanino LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending April 30, 2023.

The following table presents fees for professional audit services rendered by Armanino LLP for the audit of the Company’s annual financial statements for the years ended April 30, 2022 and 2021 and fees billed for other services rendered by Armanino LLP during those periods.

A summary of the fees billed by our independent audit firm, Armanino LLP, for professional services rendered for the years ended April 30, 2022 and 2021 is set forth below.

Service	2022	2021
Audit Fees	$167,239	$80,196
Audit-Related Fees	33,238	63,590
Tax Fees	–	–
All Other Fees	61,149	–
Total	$261,626	$143,786

During the years ended April 30, 2022 and 2021, we incurred from Armanino LLP $167,239 and $80,196 in annual audit fees, respectively, and $33,238 and $63,590 in quarterly review fees, respectively. Additional fees relating to capital raises were paid to Armanino LLP in the amounts of $61,149 and $0 during the years ended April 30, 2022 and 2021, respectively.

Our Audit Committee pre-approves all services to be performed by our independent auditor. All the services listed above have been pre-approved by our Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

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Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Armanino LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

Our board Recommends A Vote To Ratify The Appointment Of Armanino LLP As Our Independent Registered Public Accounting Firm, And Proxies Solicited By Our board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

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Proposal No. 6

ADVISORY VOTE ON APPROVAL OF EXECUTIVE cOMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

We have not yet determined how frequently we will hold an advisory vote to approve the compensation of our named executive officers, as we are waiting to evaluate the results of Proposal No. 7 in this proxy statement. We will report our chosen frequency of future advisory votes to approve executive compensation on a Current Report on Form 8-K no later than the earlier of one hundred fifty calendar days after the annual meeting or sixty calendar days prior to the deadline for submission of stockholder proposals set forth on page 48 of this proxy statement under the heading “Stockholder Proposals and Nominations for Director.”

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2022 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of PharmaCyte, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, this resolution.

Our board MAKES NO RECOMMENDATION REGARDING THE Vote To APPROVE The Compensation Of Our Named Executive Officers, And Proxies Solicited By Our board Will NOT Be Voted Unless A Stockholder Indicates Otherwise On The Proxy.

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Proposal No. 7

ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

After careful consideration, our Board recommends that an advisory vote on named executive compensation should be held every year. Our Board believes that holding the vote every years will enhance stockholder communication by providing a clear, simple means for the Board and Compensation Committee to obtain more current information on investor sentiment about our executive compensation philosophy.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove our Board’s recommendation. The affirmative vote of a majority of the shares voted for this proposal — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

Our board Recommends A Vote To Approve, on an advisory basis, the Frequency of Holding a Vote on the Compensation of our named executive officers Every Year, And Proxies Solicited By Our board Will Be Voted In Favor Of Such Frequency Unless A Stockholder Indicates Otherwise On The Proxy Card.

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CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at ir.pharmacyte.com/governance-docs, is filed with the SEC as an exhibit to our Annual Report on Form 10-K, and will be made available to stockholders without charge, upon request, in writing to the Interim President at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, Attention: Interim President. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

Our Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2023 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2023 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than 45 days prior to the date that is one year from this year’s mailing date. Proposals that are not received in a timely manner will not be voted on at the 2023 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be sent to 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, Attention: Interim President.

Las Vegas, Nevada

November [  ], 2022

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APPENDIX A

TEXT OF PHARMACYTE BIOTECH, INC. 2022 EQUITY INCENTIVE PLAN

PHARMACYTE BIOTECH, INC.

2022 EQUITY INCENTIVE PLAN

DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this PharmaCyte Biotech, Inc. 2022 Equity Incentive Plan, have the following meanings:

“Administrator” means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term “Administrator” means the Committee.

“Affiliate” means a corporation or other entity, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Agreement” means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

“Board of Directors” means the Board of Directors of the Company.

“Cause” means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or nonfeasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate or any material written policy of the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

“Change of Control” means the occurrence of any of the following events:

Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date this Plan was initially adopted, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

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“Code” means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

“Committee” means the committee of the Board of Directors, if any, to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

“Common Stock” means shares of the Company’s common stock, $0.0001 par value per share.

“Company” means PharmaCyte Biotech, Inc., a Nevada corporation.

“Consultant” means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

“Corporate Transaction” means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity other than a transaction in which the Company is the surviving corporation. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger (as determined by the Administrator), the Corporate Transaction will be deemed to have occurred upon consummation of the tender offer.

“Disability” or “Disabled” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Share of Common Stock means:

If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the consolidated tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

“ISO” means a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

“Non-Qualified Option” means a stock option which is not intended to qualify as an ISO.

“Option” means an ISO or Non-Qualified Option granted under the Plan.

“Participant” means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

“Performance-Based Award” means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

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“Performance Goals” means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

“Plan” means this PharmaCyte Biotech, Inc. 2022 Equity Incentive Plan.

“SAR” means a stock appreciation right.

“Section 409A” means Section 409A of the Code.

“Section 422” means Section 422 of the Code.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

“Stock-Based Award” means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option, or a Stock Grant.

“Stock Grant” means a grant by the Company of Shares under the Plan.

“Stock Right” means an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award or a right to Shares or the value of Shares of the Company granted pursuant to the Plan.

“Substitute Award” means an award issued under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Survivor” means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall be 2,750,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan, all of which Shares are eligible to be issued as ISOs.

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If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan; provided, however, that the number of Shares underlying any awards under the Plan that are retained or repurchased on the exercise of an Option or the vesting or issuance of any Stock Right to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Shares available for issuance under the Plan; and provided, further that, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.

The maximum number of Shares available for grant under the Plan as ISOs will be 2,750,000. The limits set forth in this Paragraph 3 will be construed to comply with the applicable requirements of Section 422.

The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), Shares issued in respect of Substitute Awards will be in addition to and will not reduce the shares available under the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance or retention of Shares, the Shares previously subject to such award will not be available for future issuance under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Paragraph 4(c) below.

ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

Determine which Employees, directors and Consultants shall be granted Stock Rights;

Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall the aggregate grant date fair value (determined in accordance with ASC 718) of Stock Rights to be granted and other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors;

Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares and except in the case of (i) death, disability or retirement of the Participant or (ii) a Change of Control, Stock Rights shall not vest, and any right of the Company to restrict or reacquire Shares subject to a Stock Grant shall not lapse, less than one (1) year from the date of grant and any Stock Right subject to the satisfaction of Performance Goals over a performance period shall be subject to a performance period of not less than one year, provided that any time-based vesting with respect to such Stock Right or Stock Grant may accrue incrementally pursuant to the terms of such Stock Right or Stock Grant over such one-year period; and provided further that, notwithstanding the foregoing, Stock Rights may be granted having time-based vesting of less than one (1) year from the date of grant so long as no more than five percent (5%) of the Shares reserved for issuance under the Plan pursuant to Paragraph 3(a) above (as adjusted under Paragraph 25 of this Plan) may be granted in the aggregate pursuant to such awards other than Stock Rights granted to non-employee directors paid in lieu of cash fees;

Amend any term or condition of any outstanding Stock Right, including without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that (i) such term or condition as amended is not prohibited by the Plan; and (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors;

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Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and

Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate; provided, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

Non-Qualified Options. Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

Exercise Price. Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.

Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains.

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Vesting. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

Additional Conditions. Exercise of any Option may be conditioned upon the Participant’s execution of a shareholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

Term of Option. Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

ISOs. Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 and relevant regulations and rulings of the Internal Revenue Service:

Minimum Standards. The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

Exercise Price. Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

Term of Option. For Participants who own:

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

Limitation on Yearly Exercise. To the extent that aggregate Fair Market Value (determined on the date each ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Participant in any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options even if denominated ISOs at grant.

Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Paragraph 24 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options to reduce the exercise price of such Options, (ii) cancel outstanding Options in exchange for Options that have an exercise price that is less than the exercise price value of the original Options, or (iii) cancel outstanding Options that have an exercise price greater than the Fair Market Value of a Share on the date of such cancellation in exchange for cash or other consideration.

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TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Nevada Revised Statutes, on the date of the grant of the Stock Grant;

Each Agreement shall state the number of Shares to which the Stock Grant pertains;

Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

Dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with the applicable requirements of Section 409A.

TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of SARs, phantom stock awards or restricted stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering SARs (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.

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EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) that requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) by delivery of a promissory note, if the Board of Directors has expressly authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to effect such purchase; (d) at the discretion of the Administrator, by any combination of (a) through (c) above; or (e) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant. In addition, at the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

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ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.

Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

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For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATh or DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

Stock Dividends and Stock Splits.

If (1) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b), 3(d) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

The Administrator may also make adjustments of the type described in Paragraph 25(a) above to take into account distributions to stockholders other than those provided for in Paragraphs 25(b) below, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any award, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, to the extent applicable.

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References in the Plan to Shares will be construed to include any stock or securities resulting from an adjustment pursuant to this Paragraph 25(a).

Corporate Transactions. Upon a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take any of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice/ to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors. For the avoidance of doubt, if the per share exercise price of an Option or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Option may be cancelled with no payment due hereunder or otherwise in respect thereof.

With respect to outstanding Stock Grants or Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or Stock-Based Awards either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant or Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grantor Stock-Based Award (to the extent such Stock Grant or Stock-Based Award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived). For the avoidance of doubt, if the purchase or base price of a Stock Grant or Stock-Based Award or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Stock Grant or Stock-Based Award, as applicable, may be cancelled with no payment due hereunder or otherwise in respect thereof.

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options/Stock Rights outstanding on the date of the Corporate Transaction shall vest in full immediately prior to the occurrence of the Change of Control, unless such Options/Stock Rights are to be assumed by the acquiring or surviving entity in the Corporate Transaction, in which case they shall retain their original vesting schedule.

A Stock Right may be subject to additional acceleration of vesting and exercisability upon or after a Change of Control as may be provided in the Agreement for such Stock Right, in any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company.

Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

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Termination of Awards upon Consummation of Corporate Transaction. Except as the Administrator may otherwise determine, each Stock Right will automatically terminate (and in the case of outstanding Shares of restricted Common Stock, will automatically be forfeited) immediately upon the consummation of a Corporate Transaction, other than (i) any award that is assumed, continued or substituted pursuant to Paragraph 24(b) above, and (ii) any cash award that by its terms, or as a result of action taken by the Administrator, continues following the consummation of the Corporate Transaction.

ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

The Company will not be obligated to issue any Shares pursuant to the Plan or to remove any restriction from Shares previously issued under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance of such Shares have been addressed and resolved; (ii) if the outstanding Shares is at the time of issuance listed on any stock exchange or national market system, the Shares to be issued have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived. The Company may require, as a condition to the exercise of an award or the issuance of Shares under an award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act, as amended, or any applicable state or non-U.S. securities law. Any Shares issued under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Shares issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.

FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

TERMINATION OF THE PLAN.

The Plan will terminate on November 14, 2032, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

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AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to such Participant, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to such Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 30 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

SECTION 409A AND SECTION 422.

The Company intends that the Plan and any Stock Rights granted hereunder be exempt from or comply with Section 409A, to the extent applicable. The Company intends that ISOs comply with Section 422, to the extent applicable. Any ambiguities in the Plan or any Stock Right shall be construed to effect the intent as described in this Paragraph 32.

If a Participant is a “specified employee” as defined in Section 409A (and as applied according to procedures of the Company and its Affiliates) as of such Participant’s separation from service, to the extent any payment under this Plan or pursuant to a Stock Right constitutes non-exempt deferred compensation under Section 409A that is being paid by reason of the separation from service, no payments due under this Plan or pursuant to a Stock Right may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A or Section 422, as applicable comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A or compliant with Section 422, as applicable, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A or Section 422 or otherwise.

INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board or Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

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CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Nevada.

WAIVER OF JURY TRIAL.

By accepting or being deemed to have accepted an award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any ward to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.

UNFUNDED OBLIGATIONS.

The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any award under the Plan. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.

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APPENDIX B

TEXT OF AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

Certificate of Change Pursuant to NRS 78.209

1. Entity Information:

Name of entity as on file with the Nevada Secretary of State: PharmaCyte Biotech, Inc.

Entity or Nevada Business Identification Number (NVID): NV19961216201

2. Current Authorized Shares:

The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

33,333,334 shares of common stock, par value $0.0001 per share

10,000,000 shares of preferred stock, par value $0.0001 per share

3. Authorized Shares After Change:

The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

33,333,334 shares of common stock, par value $0.0001 per share

10,000,000 shares of preferred stock, par value $0.0001 per share

4. Issuance:

The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

1 share of common stock shall be issued for every [ ]1 shares of issued and outstanding common stock.

5. Provisions:

The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Cash will be issued in lieu of fractional shares.

6. Provisions: The required approval of the stockholders has been obtained.

7. Effective date and time: (Optional)

Date:

Time:

8. Signature: (Required)

Signature of Officer

Title

Date

 1 To be a number between five and twenty (inclusive).

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APPENDIX C

TEXT OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

Certificate of Change Pursuant to NRS 78.209

1. Entity Information:

Name of entity as on file with the Nevada Secretary of State: PharmaCyte Biotech, Inc.

Entity or Nevada Business Identification Number (NVID): NV19961216201

2. Current Authorized Shares:

The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

33,333,334 shares of common stock, par value $0.0001 per share

10,000,000 shares of preferred stock, par value $0.0001 per share

3. Authorized Shares After Change:

The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

133,333,334 shares of common stock, par value $0.0001 per share

10,000,000 shares of preferred stock, par value $0.0001 per share

4. Issuance:

The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

No new shares will be issued pursuant to this increase authorized shares.

5. Provisions:

The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares will be issued pursuant to this increase in authorized shares.

6. Provisions: The required approval of the stockholders has been obtained.

7. Effective date and time: (Optional)

Date:

Time:

8. Signature: (Required)

Signature of Officer

Title

Date

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